Exhibit 99.2

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JULY 31, 2007
                    (Dollars in thousands, except par value)

                                                                              Motive
                                                                             Unaudited              Unaudited
                                                              Unaudited      Pro Forma              Pro Forma
                                                             Historical      Adjustments         Balance sheet
---------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
Cash and cash equivalents                                    $   5,046         11,950 (a)              16,996
Accounts receivable, less allowance for
  doubtful accounts of $1,064                                   57,142                                 57,142
Inventories                                                     67,859        (10,250)(a)              57,609
Deferred income taxes                                              197                                    197
Prepaid taxes                                                    2,561                                  2,561
Other current assets                                             4,186                                  4,186
Assets held for sale                                           122,925                                122,925
--------------------------------------------------------------------------------------------------------------
Total current assets                                           259,916          1,700                 261,616

Property, plant and equipment, net                              81,316         (1,700) (a)             79,616
Deferred income taxes                                              642                                    642
Intangible and other assets, net                                16,593                                 16,593
Goodwill                                                        59,778                                 59,778
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                 $ 418,245        $    --             $   418,245
--------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt                                              $  39,501                            $    39,501
Accounts payable                                                42,614                                 42,614
Book overdrafts                                                  3,495                                  3,495
Accrued liabilities                                             13,473                                 13,473
Other current liabilities                                        8,836            200 (b)               9,036
Liabilities held for sale                                       36,212                                 36,212
--------------------------------------------------------------------------------------------------------------
Total current liabilities                                      144,131            200                 144,331
                                                                                                           --
Deferred income taxes                                            9,346                                  9,346
Long-term debt                                                 123,421                                123,421
Other liabilities                                               31,193            400 (b)              31,593
--------------------------------------------------------------------------------------------------------------
Total liabilities                                              308,091            600                 308,691
--------------------------------------------------------------------------------------------------------------

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JULY 31, 2007 (CONTINUED)
                    (Dollars in thousands, except par value)

                                                                            Motive
                                                                          Unaudited       Unaudited
                                                               Unaudited  Pro Forma       Pro Forma
                                                              Historical  Adjustments    Balance sheet
-----------------------------------------------------------------------------------------------------
Minority interest                                            $  11,846                     $   11,846

Stockholders' equity:
Common stock, $.01 par value, 75,000,000 shares authorized;
29,081,110 shares issued; 25,667,267 shares outstanding.              291                        291
Additional paid-in capital                                         74,776                     74,776
Treasury stock, at cost, 3,413,843 shares                         (47,239)                   (47,239)
Accumulated other comprehensive loss                              (14,423)                   (14,423)
Retained earnings                                                  84,903       (600) (b)     84,303
-----------------------------------------------------------------------------------------------------
Total stockholders' equity                                         98,308       (600)         97,708
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 418,245       $  --      $  418,245
=====================================================================================================

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 2007
                  (Dollars in thousands, except per share data)

                                                                                                  Motive           Unaudited
                                                                                  Unaudited     Unaudited          Pro Forma
                                                                                  Historical    Pro Forma         Statement of
                                                                                               Adjustments         Operations
-------------------------------------------------------------------------------------------------------------------------------
NET SALES                                                                           $ 183,055      $ (22,722) (g)    $ 160,333
COST OF SALES                                                                         156,346        (18,808) (g)      137,538
                                                                                 ----------------------------------------------
GROSS PROFIT                                                                           26,709         (3,914)           22,795

OPERATING EXPENSES:
Selling, general and administrative expenses                                           24,304         (6,668) (g)       17,636
Research and development expenses                                                       3,308            (83) (g)        3,225
Gain on sale of Shanghai, China plant                                                 (15,162)            --           (15,162)
                                                                                 ----------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                                            14,259          2,837            17,096
                                                                                 ----------------------------------------------
Interest expense, net                                                                   4,322            (11)            4,311
Other income, net                                                                        (940)          (920) (c)       (1,860)
                                                                                 ----------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST            10,877          3,768            14,645
Provision (benefit) for income taxes                                                      403         (1,308) (h)         (905)
                                                                                 ----------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST                             10,474          5,076            15,550
Minority interest                                                                       4,002             --             4,002
                                                                                 ----------------------------------------------
NET INCOME FROM CONTINUING OPERATIONS                                                 $ 6,472        $ 5,076          $ 11,548
                                                                                 ==============================================

Earnings per share:
Basic:
Net Income from continuing operations                                                  $ 0.25                          $ 0.45
                                                                                 -------------                    -------------
Diluted:
Net Income from continuing operations                                                  $ 0.22                          $ 0.33
                                                                                 -------------                    -------------

Weighted average of common stock outstanding- Basic                                25,655,962                      25,655,962
Weighted average of common stock outstanding- Diluted                              45,777,030                      45,777,030

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2007
                  (Dollars in thousands, except per share data)

                                                                         Effect of         PED            Motive       Unaudited
                                                             Unaudited   Change in      Unaudited       Unaudited      Pro Forma
                                                             Historical Accounting      Pro Forma       Pro Forma      Statement of
                                                                         Principle     Adjustments      Adjustments    Operations
-----------------------------------------------------------------------------------------------------------------------------------
NET SALES                                                     $ 524,580                  $(186,749) (e)  $ (50,590) (g)  $ 287,241
COST OF SALES                                                   443,489      (3,344) (d)  (145,919) (e)    (44,841) (g)    249,385
                                                             ----------------------------------------------------------------------
GROSS PROFIT                                                     81,091       3,344        (40,830)         (5,749)         37,856

OPERATING EXPENSES:
Selling, general and administrative expenses                     68,413                    (23,101) (e)    (12,084) (g)     33,228
Research and development expenses                                27,302                    (20,773) (e)       (297) (g)      6,232
Goodwill impairment                                              13,947                    (13,947) (e)         --  (g)         --
                                                             ----------------------------------------------------------------------
OPERATING LOSS FROM CONTINUING OPERATIONS                       (28,571)      3,344         16,991           6,632          (1,604)
                                                             ----------------------------------------------------------------------
Interest expense, net                                            13,437                     (2,134) (f)        (43) (g)     11,260
Other expense (income), net                                       1,245                        148  (e)     (2,025) (c)       (632)
                                                             ----------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES AND MINORITY INTEREST                             (43,253)       3,344         18,977           8,700         (12,232)
Provision for income taxes                                        4,094                     (2,975) (h)       (200) (h)        919
                                                             ----------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST        (47,347)      3,344         21,952           8,900         (13,151)
Minority interest                                                (1,273)                                        --          (1,273)
                                                             ----------------------------------------------------------------------
NET LOSS FROM CONTINUING OPERATIONS                           $ (46,074)    $ 3,344       $ 21,952         $ 8,900       $ (11,878)
                                                             ======================================================================
Loss per share:
Basic:
Net loss from continuing operations                             $ (1.80)                                                   $ (0.46)
                                                             -----------                                                -----------
Diluted:
Net loss from continuing operations                             $ (1.80)                                                   $ (0.46)
                                                             -----------                                                -----------

Weighted average of common stock outstanding- Basic          25,590,448                                                 25,590,448
Weighted average of common stock outstanding- Diluted        25,590,448                                                 25,590,448

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2006
                  (Dollars in thousands, except per share data)

                                                                         Effect of          PED          Motive       Unaudited
                                                             Unaudited   Change in       Unaudited     Unaudited      Pro Forma
                                                             Historical Accounting       Pro Forma     Pro Forma      Statement of
                                                                         Principle      Adjustments    Adjustments    Operations
---------------------------------------------------------------------------------------------------------------------------------
NET SALES                                                     $ 497,407                   $(186,305) (e)$ (47,413) (g) $ 263,689
COST OF SALES                                                   405,754      (3,442) (d)   (141,882) (e)  (45,104) (g)   215,326
                                                             --------------------------------------------------------------------
GROSS PROFIT                                                     91,653       3,442         (44,423)       (2,309)        48,363

OPERATING EXPENSES:
Selling, general and administrative expenses                     70,557                     (26,366) (e)   (9,506) (g)    34,685
Research and development expenses                                25,128                     (18,967) (e)     (285) (g)     5,876
Identifiable intangible asset impairment                         20,045                     (20,045) (e)       --  (g)        --
Goodwill impairment                                              13,674                     (13,674) (e)       --  (g)        --
                                                             --------------------------------------------------------------------
OPERATING (LOSS) INCOME FROM CONTINUING OPERATIONS              (37,751)      3,442          34,629         7,482          7,802
                                                             --------------------------------------------------------------------
Interest expense, net                                            10,487                        (645) (f)      (37) (g)     9,805
Other (income) expense, net                                         (21)                        280  (e)       --  (g)       259
                                                             --------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME
TAXES AND MINORITY INTEREST                                     (48,217)      3,442          34,994         7,519         (2,262)
Provision for income taxes                                       12,362        (363) (d)     (3,169) (h)     (161) (h)     8,669
                                                             --------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST        (60,579)      3,805          38,163         7,680        (10,931)
Minority interest                                                    83                                        --             83
                                                             --------------------------------------------------------------------
NET LOSS FROM CONTINUING OPERATIONS                           $ (60,662)    $ 3,805        $ 38,163       $ 7,680      $ (11,014)
                                                             ====================================================================

Loss per share:
Basic:
Net loss from continuing operations                             $ (2.39)                                                 $ (0.43)
                                                             -----------                                              -----------
Diluted:
Net loss from continuing operations                             $ (2.39)                                                 $ (0.43)
                                                             -----------                                              -----------

Weighted average of common stock outstanding- Basic          25,379,717                                               25,379,717
Weighted average of common stock outstanding- Diluted        25,379,717                                               25,379,717

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2005
                  (Dollars in thousands, except per share data)


                                                                       Effect of           PED            Motive        Unaudited
                                                         Unaudited     Change in        Unaudited        Unaudited      Pro Forma
                                                         Historical   Accounting        Pro Forma        Pro Forma     Statement of
                                                                       Principle       Adjustments      Adjustments    Operations
-----------------------------------------------------------------------------------------------------------------------------------
NET SALES                                                  $ 414,738                     $ (111,546) (e)  $ (49,445) (g) $ 253,747
COST OF SALES                                                341,969          (951) (d)     (81,404) (e)    (49,180) (g)   210,434
                                                        ---------------------------------------------------------------------------
GROSS PROFIT                                                  72,769           951          (30,142)           (265)        43,313

OPERATING EXPENSES:
Selling, general and administrative expenses                  53,591                        (16,345) (e)     (8,821) (g)    28,425
Research and development expenses                             18,641                        (11,831) (e)       (769) (g)     6,041
Identifiable intangible asset impairment                         464                           (464) (e)         --             --
Goodwill impairment                                           74,233                        (74,233) (e)         --             --
                                                        ---------------------------------------------------------------------------
OPERATING (LOSS) INCOME FROM CONTINUING OPERATIONS           (74,160)          951           72,731           9,325          8,847
                                                        ---------------------------------------------------------------------------
Interest expense, net                                          5,015                           (280) (f)        (42) (g)     4,693
Other expense, net                                             1,612                           (647) (e)         --  (g)       965
                                                        ---------------------------------------------------------------------------
(LOSS) INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES AND MINORITY INTEREST                  (80,787)          951           73,658           9,367          3,189
(Benefit) provision for income taxes                         (21,289)          377  (d)      17,778  (h)      3,710  (h)       576
                                                        ---------------------------------------------------------------------------
(LOSS) INCOME FROM CONTINUING OPERATIONS
   BEFORE MINORITY INTEREST                                  (59,498)          574           55,880           5,657          2,613
Minority interest                                                 (5)                                            --             (5)
                                                        ---------------------------------------------------------------------------
NET (LOSS) INCOME FROM CONTINUING OPERATIONS               $ (59,493)        $ 574         $ 55,880         $ 5,657        $ 2,618
                                                        ===========================================================================

Loss per share:
Basic:
Net loss from continuing operations                          $ (2.35)                                                       $ 0.10
                                                        -------------                                                  ------------
Diluted:
Net loss from continuing operations                          $ (2.35)                                                       $ 0.10
                                                        -------------                                                  ------------


Weighted average of common stock outstanding- Basic       25,349,488                                                    25,349,488
Weighted average of common stock outstanding- Diluted     25,349,488                                                    25,483,783

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  (Dollars in thousands, except per share data)

1. BASIS OF PRESENTATION

      The accompanying unaudited pro formaconsolidated financial statements give effect to the pro forma adjustments necessary to reflect the disposition of certain assets within the Motive Power Division as if the disposition was effective for the periods presented in the pro forma statements of operations and as of July 31, 2007, in the pro forma consolidated balance sheet. The Company's historical amounts represent our consolidated balance sheet and statements of operations derived from our Annual report on Form 10-K for the years ended January 31, 2007, 2006 and 2005 and quarterly report on Form 10-Q for the period ended July 31, 2007. While the historical results of operations of our Motive Power Division include general corporate allocations for certain functions historically provided by C&D Technologies, Inc. such as accounting, human resources, information systems and executive administrative costs, for the purposes of these pro forma financial statements no amounts for these general corporate expenses have been allocated in the pro forma adjustments and are included within the results of our continuing operating segments.

      Effective February 1, 2007, the Company has begun classifying certain costs, which were previously classified as cost of sales, as selling, general and administrative expenses. For comparative purposes, the years ended January 31, 2007, 2006 and 2005, have been revised to classify $7,506, $8,745 and $6,111, respectively, of such costs as selling, general and administrative expenses which were previously classified as cost of sales.

      On September 7, 2007, the Company changed the method of accounting for its inventory from the last-in, first-out ("LIFO") to the first-in, first-out ("FIFO") method. In accordance with Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections", the Company has retrospectively applied this change in method of inventory costing to all prior periods.

      On September 7, 2007, the Company filed Form 8-K to reflect the unaudited pro forma adjustments resulting from the completion of the sale of the Company's Power Electronics Division on August 31, 2007. These pro forma adjustments, as previously reported on Form 8-K filed on September 7, 2007, are reflected as adjustments below in respect of the Pro Forma Consolidated Statements of Operations for the Years Ended January 31, 2007, 2006 and 2005, respectively.

      2. PRO FORMA ADJUSTMENTS

      The unaudited pro forma consolidated statements of operations and balance sheet reflect the effect of the following pro forma adjustments:

      a) To reflect cash receipts of $700 at closing and expected additional proceeds of $2,500 on or prior to January 31, 2008, in connection with the sale of certain inventory. In addition, reflects the sale of certain inventory and manufacturing equipment to either Crown or to third party customers of $8,750.

      b) To reflect the increase in servicing of warranty claims pursuant to agreements for after sales service with Crown.

      c) To reflect royalty income at a rate of approximately 3% to 5% based on future sales pursuant to the asset purchase agreement.

      d) To reflect the change in method of accounting for the Company's inventory.

      e) Reduction of revenue and expenses are the result of the disposition of the Power Electronics division. Indirect expenses, such as corporate overheads, which previously were allocated to our Power Electronics Division, are included within the results of our continuing operating segment.

      f) To reflect interest expense associated with the Power Electronics Division. The Company was required to use a portion of the proceeds from the sale of the Power Electronics Division to repay a portion of its outstanding debt. In accordance with EITF No. 87-24, "Allocation of interest to Discontinued Operations", interest of debt that is required to be repaid as a result of the disposal transaction has been allocated to the discontinued operations.

      g) Reduction of revenue and expenses are the result of the disposition of the Motive Power division. Indirect expenses, such as corporate overheads, which previously were allocated to our Motive Power Division, are included within the results of our continuing operating segment.

      h) To reflect the income tax expense and/or benefit associated with the disposition of our Motive Power and Power Electronics Divisions.